UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(D) of
The Securities Act of 1934

Date of Report (Date of earliest event reported)    November 10, 2004

WORLDGATE COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-25755	23-2866697
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3190 Tremont Avenue
Trevose, Pennsylvania 19053
(Address of Principal Executive Offices) (Zip Code)

(215) 354-5100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 10, 2004, WorldGate Communications, Inc. reported its earnings for the fiscal quarter ended September 30, 2004. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Company’s related press release dated November 10, 2004.

The information in this report is being furnished, not filed. Accordingly, the information in this report will not be incorporated by reference into any registration statement filed by the Corporation under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference, or otherwise subject to any of the liabilities of Section 18 of the Securities Act of 1934, as amended.

Item 4.02  Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review.

On November 10, 2004, the Company was advised by Grant Thornton LLP, independent accountants, that the Company’s financial statements in the Quarterly Report on Form 10-Q for the period ended June 30, 2004 incorrectly reported the allocation  of the proceeds of the Company’s June 23, 2004 private placement of Series A Convertible Preferred Stock and Warrants using a “relative fair value” basis of accounting, and advised that the proceeds of the private placement transaction should have been allocated by assigning proceeds to the Warrants and the preferred stock’s Conversion Option based on their fair values (the Warrants and Conversion Option have features that require them to be accounted for as liabilities at fair value under Statement of Financial Accounting Standards No. 133), with the residual amount assigned to the preferred stock.  Also, Grant Thornton LLP advised the Company that the changes in the fair values of the Warrants and Conversion Option from June 23 to June 30, 2004 should be reflected in the financial statements for the period ended June 30, 2004 and that a further portion of those proceeds initially classified as a liability should have been allocated to the preferred stock.  As a result, the Company has filed an Amended Quarterly Report on Form 10-QA for the period ended June 30, 2004 to reflect adjustments to those financial statements.  The net effect of these adjustments increases the Company's preferred stock position, reduces its current liabilities and reduces its losses.  The Company’s audit committee has discussed with the independent accountant the matters disclosed in this filing pursuant to this Item 4.02.  Attached to this Current Report on Form 8-K as Exhibit 99.2 is a copy of a letter dated November 17, 2004 from Grant Thornton LLP to the Securities and Exchange Commission relating to the statements made in response to this Item 4.02.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1  Press Release issued by WorldGate Communications, Inc. on November 10, 2004.

99.2  Letter dated November 17, 2004 from Grant Thornton LLP to the Securities and Exchange Commission relating to the statements made in response to Item 4.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORLDGATE COMMUNICATIONS, INC.

Date:	November 17, 2004	/s/ Randall J. Gort

Randall J. Gort
Secretary